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                                                              Exihibit 10(iii)


                                 AMENDMENT NO. 4
                                       TO
                       THE NORTH AMERICAN COAL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 1994)
              -----------------------------------------------------
                  The North American Coal Corporation hereby adopts this Amendment No. 4 to The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated Effective September 1, 1994) (the "Plan"), effective January 1, 2000. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1
                                    ---------

                  Section 3.1(1) of the Plan is hereby amended in its entirety to read as follows:

                  "(1) IN GENERAL. Each Participant or Beneficiary of a deceased Participant (a) whose benefits under the Pension Plan payable on or after the Effective Date are reduced due to the Code Limitations, or (b) who is a Participant in the North American Coal Corporation Deferred Compensation Plan for Management Employees who defers Compensation thereunder on or after the Effective Date, shall be entitled to a Supplemental Retirement Benefit, which shall be determined as hereinafter provided."

                                    SECTION 2
                                    ---------

                  Section 3.3(2) of the Plan is hereby amended by replacing "$5,000" with "$10,000" each time it appears therein.

                                    SECTION 3
                                    ---------

                  Section 5.4 of the Plan is hereby amended by replacing the phrase "the Committee" with the phrase "the NACCO Industries, Inc. Benefits Committee" (the "Benefits Committee") wherever such phrase shall appear therein.

                                    SECTION 4
                                    ---------

                  Section 6.1 of the Plan is hereby amended by replacing the phrase "the Committee" with the phrase "the Benefits Committee" wherever such phrase shall appear therein.

                                    SECTION 5
                                    ---------

                  Section 6.2 of the Plan is hereby amended by replacing the phrase "the Committee" with the phrase the Nominating, Organization and Compensation Committee of the



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Board of Directors of the Company ("the Compensation Committee") wherever such phrase shall appear therein.
                    EXECUTED this 8TH day of DECEMBER, 1999.

                                             THE NORTH AMERICAN COAL
                                             CORPORATION



                                             By: /S/THOMAS A. KOZA
                                             Title: Vice President-Law and
                                                    Administration and Secretary


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